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As filed with the Securities and Exchange Commission on October 5, 2005

Registration No. 333-121173

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 8
to
FORM S-1
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

COMBINATORX, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	2834 (Primary Standard Industrial Classification Code Number)	04-3514457 (I.R.S. Employer Identification No.)

650 Albany Street
Boston, MA 02118
Phone: (617) 425-7000
(Address, including zip code and telephone number, including area code, of registrant's principal executive offices)

Alexis Borisy, A.M.
Chief Executive Officer
CombinatoRx, Incorporated
650 Albany Street
Boston, MA 02118
Phone: (617) 425-7000
(Name, address, including zip code and telephone number, including area code, of agent for service)

Copies to:

Geoffrey B. Davis, Esq. Ropes & Gray LLP One International Place Boston, MA 02110-2624 Phone: (617) 951-7000 Fax: (617) 951-7050	Louis A. Goodman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP One Beacon Street Boston, MA 02108 Phone: (617) 573-4800 Fax: (617) 573-4822

        Approximate date of commencement of proposed sale to public: As soon as practicable after this registration statement becomes effective.

        If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: / /

        If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / /

        If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / /

        If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / /

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: / /

        The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

        This Amendment No. 8 is being filed solely for the purpose of filing Exhibit 10.46 to the Registration Statement (Registration No. 333-121173) and no changes or additions are being made hereby to the preliminary prospectus which forms part of the Registration Statement or to Items 13, 14, 15 or 17 of Part II of the Registration Statement.

 Item 16. Exhibits and Financial Statement Schedules

Exhibit No.	Description
1.1	Form of Underwriting Agreement. Previously filed.
3.1	Fourth Amended and Restated Certificate of Incorporation of the Registrant, as amended. Previously filed.
3.1.1	Amendment to the Fourth Amended and Restated Certificate of Incorporation of the Registrant. Previously filed.
3.1.2	Fifth Amended and Restated Certificate of Incorporation of the Registrant. Previously filed.
3.2	Form of the Sixth Amended and Restated Certificate of Incorporation of the Registrant (to be effective upon closing of this offering). Previously filed.
3.3	Amended and Restated By-Laws of the Registrant, as currently in effect. Previously filed.
3.4	Form of the Amended and Restated Bylaws (to be effective upon the closing of this offering). Previously filed.
4.1	Specimen Common Stock Certificate. Previously filed.
5.1	Opinion of Ropes & Gray LLP. Previously filed.
10.1	2000 Stock Option Plan, as amended. Previously filed.
10.2	2004 Incentive Plan. Previously filed.
10.3	Agreement of Sublease, dated as of January 25, 2001, as amended, by and between Trustees of Boston University and the Registrant. Previously filed.
10.4	Warrant issued to Rockport Venture Securities, LLC on September 10, 2002 to purchase up to 128,000 shares of the Registrant's Common Stock. Previously filed.
10.5	Warrant issued to Comerica Bank—California on September 10, 2002 to purchase up to 35,000 shares of the Registrant's Series C redeemable Convertible Preferred Stock, together with assignment of such warrant to Comerica Incorporated, dated as of November 13, 2002. Previously filed.
10.6	Warrant issued to Comerica Bank on November 4, 2003 to purchase up to 14,000 shares of the Registrant's Series C redeemable Convertible Preferred Stock, together with assignment of such warrant to Comerica Incorporated, dated as of December 10, 2003. Previously filed.
10.7	Warrant issued to General Electric Capital Corporation on September 15, 2004 to purchase up to 15,561 shares of the Registrant's Series D redeemable Convertible Preferred Stock. Previously filed.
10.8	Warrant issued to Kristina Bieker-Brady on December 8, 2000 to purchase up to 3,800 shares of the Registrant's Common Stock. Previously filed.
10.9	Warrant issued to Silicon Valley Bank on April 25, 2001 to purchase up to 17,534 shares, as adjusted, of the Registrant's Series B redeemable Convertible Preferred Stock. Previously filed.
10.10	Registration Rights Agreement dated as of April 25, 2001 by and between Silicon Valley Bank and the Registrant. Previously filed.
10.11	Form of Warrant to purchase shares of the Registrant's Series D redeemable Convertible Preferred Stock, together with a schedule of warrantholders. Previously filed.
10.12	Master Security Agreement, dated as of July 20, 2004, by and between the Registrant and General Electric Capital Corporation. Previously filed.
10.13	Form of Promissory Note issued by the Registrant to General Electric Capital Corporation. Previously filed.

10.14	Negative Pledge Agreement, dated as of September 7, 2004, by and between the Registrant and Lighthouse Capital Partners V, L.P. Previously filed.
10.15	Loan and Security Agreement No. 4201, dated as of September 7, 2004, by and between Lighthouse Capital Partners V, L.P. and the Registrant. Previously filed.
10.15.1	Amendment No. 01, dated September 30, 2005, to the Loan and Security Agreement, by and between Lighthouse Capital Partners V., L.P. and the Registrant. Previously filed.
10.16	Form of Secured Promissory Note issued by the Registrant to Lighthouse Capital Partners V, L.P. Previously filed.
10.17	Second Amended and Restated Investors' Rights Agreement, dated as of February 18, 2004, by and between the Registrant and the investors named therein, as amended. Previously filed.
10.18	Amendment to the Second Amended and Restated Investors' Rights Agreement by and between the Registrant and the investors named therein, dated as of December 8, 2004. Previously filed.
10.19	Sponsored Research Agreement, dated as of August 19, 2004, by and between Spinal Muscular Atrophy Foundation and the Registrant. Previously filed.
10.20	Material Testing Agreement, dated as of April 18, 2002, by and between Sosei Co., Ltd. and the Registrant. Previously filed.
10.21	Letter Agreement, dated as of September 17, 2003, by and between Sosei Co., Ltd. and the Registrant. Previously filed.
10.22	First Amended Employment, Confidentiality and Non-Competition Agreement with Alexis Borisy, dated as of July 1, 2004. Previously filed.
10.23	Employment, Confidentiality and Non-Competition Agreement with Robert Forrester, dated as of February 23, 2004. Previously filed.
10.24	Employment, Confidentiality and Non-Competition Agreement with Jan Lessem, dated as of September 1, 2003. Previously filed.
10.25	Reserved.
10.26	Second Amended Employment, Confidentiality and Non-Competition Agreement with Curtis Keith, dated as of July 1, 2005. Previously filed.
10.27	Employment Letter Agreement with R. Eric McAllister, dated as of September 15, 2004. Previously filed.
10.28	Founder's Agreement with Alexis Borisy, dated as of January 26, 2001. Previously filed.
10.29	Founder's Agreement with Curtis Keith, dated as of January 26, 2001. Previously filed.
10.30	Founder's Agreement with Michael Foley, dated as of January 26, 2001. Previously filed.
10.31	Founder's Agreement with Brent Stockwell, dated as of January 26, 2001. Previously filed.
10.32	Form of Indemnification Agreement. Previously filed.
10.33	Agreement, dated as of February 18, 2005, by and between the Registrant and Novartis Pharmaceuticals Corporation. Previously filed.
10.34	License Agreement, dated as of May 4, 2005, by and between HenKan Pharmaceutical Company and the Registrant. Previously filed.
10.35	Research Agreement, dated as of August 9, 2005, by and between the Registrant and CHDI, Inc. Previously filed.
10.36	Subcontract Agreement, effective August 10, 2005, between Science Application International Corporation and the Registrant. Previously filed.

10.37	Research Project Cooperative Agreement, dated April 10, 2005, between the National Institutes of Health and the Registrant. Previously filed.
10.38	Form of Subscription and Shareholders Agreement, among CombinatoRx (Singapore) Pte Ltd, BioMedical Sciences Investment Fund Pte Ltd and the Registrant. Previously filed.
10.39	Form of Terms and Conditions of the Notes, of CombinatoRx (Singapore) Pte Ltd. Previously filed.
10.40	Form of Debenture between CombinatoRx (Singapore) Pte Ltd and BioMedical Sciences Investment Fund Pte Ltd. Previously filed.
10.41	Form of Services Agreement, by and between the Registrant and CombinatoRx (Singapore) Pte Ltd. Previously filed.
10.42	Form of Registration Rights Agreement, by and among the Registrant and BioMedical Sciences Investment Fund Pte Ltd. Previously filed.
10.43	Form of Swap-up Agreement, among CombinatoRx (Singapore) Pte Ltd, BioMedical Sciences Investment Fund Pte Ltd and the Registrant. Previously filed.
10.44	Form of Share Charge, between the Registrant and BioMedical Sciences Investment Fund Pte Ltd. Previously filed.
10.45	Form of Warrant issued to BioMedical Sciences Investment Fund Pte Ltd. on August 19, 2005 to purchase up to 25,000 shares of the Registrant's common stock. Previously filed.
10.46	Research and License Agreement, dated as of October 3, 2005, between Angiotech Pharmaceuticals, Inc. and the Registrant. Filed herewith.*
10.47	Stock Purchase Agreement, dated as of October 3, 2005, by and among the Registrant and Angiotech Pharmaceuticals, Inc. Previously filed.
16.1	Letter from PricewaterhouseCoopers LLP. Previously filed.
21.1	List of subsidiaries. Previously filed.
23.1	Consent of Ernst & Young LLP. Previously filed.
23.2	Consent of Ropes & Gray LLP (included in Exhibit 5.1). Previously filed.
24.1	Power of Attorney (included on signature page of the Registration Statement when initially filed).

*
Confidential treatment has been requested for portions of this exhibit.

SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on October 5, 2005.

COMBINATORX, INCORPORATED
By:	/s/ ROBERT FORRESTER Robert Forrester Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

* Alexis Borisy	President, Chief Executive Officer and Director	October 5, 2005
/s/ ROBERT FORRESTER Robert Forrester	Chief Financial Officer	October 5, 2005
* Richard Aldrich	Director	October 5, 2005
* Douglas G. Cole, M.D.	Director	October 5, 2005
* Patrick Fortune	Director	October 5, 2005
* Jacob Goldfield	Director	October 5, 2005
* Frank Haydu	Director	October 5, 2005
* Chris Moller, Ph.D.	Director	October 5, 2005

* Richard Pops	Director	October 5, 2005
* Seth Rudnick, M.D.	Director	October 5, 2005
*By:	/s/ ROBERT FORRESTER
Robert Forrester Attorney in Fact

EXHIBIT INDEX

Exhibit No.	Description
1.1	Form of Underwriting Agreement. Previously filed.
3.1	Fourth Amended and Restated Certificate of Incorporation of the Registrant, as amended. Previously filed.
3.1.1	Amendment to the Fourth Amended and Restated Certificate of Incorporation of the Registrant. Previously filed.
3.1.2	Fifth Amended and Restated Certificate of Incorporation of the Registrant. Previously filed.
3.2	Form of the Sixth Amended and Restated Certificate of Incorporation of the Registrant (to be effective upon closing of this offering). Previously filed.
3.3	Amended and Restated By-Laws of the Registrant, as currently in effect. Previously filed.
3.4	Form of the Amended and Restated Bylaws (to be effective upon the closing of this offering). Previously filed.
4.1	Specimen Common Stock Certificate. Previously filed.
5.1	Opinion of Ropes & Gray LLP. Previously filed.
10.1	2000 Stock Option Plan, as amended. Previously filed.
10.2	2004 Incentive Plan. Previously filed.
10.3	Agreement of Sublease, dated as of January 25, 2001, as amended, by and between Trustees of Boston University and the Registrant. Previously filed.
10.4	Warrant issued to Rockport Venture Securities, LLC on September 10, 2002 to purchase up to 128,000 shares of the Registrant's Common Stock. Previously filed.
10.5
Warrant issued to Comerica Bank—California on September 10, 2002 to purchase up to 35,000 shares of the Registrant's Series C redeemable Convertible Preferred Stock, together with assignment of such warrant to Comerica Incorporated, dated as of November 13, 2002. Previously filed.
10.6
Warrant issued to Comerica Bank on November 4, 2003 to purchase up to 14,000 shares of the Registrant's Series C redeemable Convertible Preferred Stock, together with assignment of such warrant to Comerica Incorporated, dated as of December 10, 2003. Previously filed.
10.7	Warrant issued to General Electric Capital Corporation on September 15, 2004 to purchase up to 15,561 shares of the Registrant's Series D redeemable Convertible Preferred Stock. Previously filed.
10.8	Warrant issued to Kristina Bieker-Brady on December 8, 2000 to purchase up to 3,800 shares of the Registrant's Common Stock. Previously filed.
10.9	Warrant issued to Silicon Valley Bank on April 25, 2001 to purchase up to 17,534 shares, as adjusted, of the Registrant's Series B redeemable Convertible Preferred Stock. Previously filed.
10.10	Registration Rights Agreement dated as of April 25, 2001 by and between Silicon Valley Bank and the Registrant. Previously filed.
10.11	Form of Warrant to purchase shares of the Registrant's Series D redeemable Convertible Preferred Stock, together with a schedule of warrantholders. Previously filed.
10.12	Master Security Agreement, dated as of July 20, 2004, by and between the Registrant and General Electric Capital Corporation. Previously filed.

10.13	Form of Promissory Note issued by the Registrant to General Electric Capital Corporation. Previously filed.
10.14	Negative Pledge Agreement, dated as of September 7, 2004, by and between the Registrant and Lighthouse Capital Partners V, L.P. Previously filed.
10.15	Loan and Security Agreement No. 4201, dated as of September 7, 2004, by and between Lighthouse Capital Partners V, L.P. and the Registrant. Previously filed.
10.15.1	Amendment No. 01, dated September 30, 2005, to the Loan and Security Agreement, by and between Lighthouse Capital Partners V., L.P. and the Registrant. Previously filed.
10.16	Form of Secured Promissory Note issued by the Registrant to Lighthouse Capital Partners V, L.P. Previously filed.
10.17	Second Amended and Restated Investors' Rights Agreement, dated as of February 18, 2004, by and between the Registrant and the investors named therein, as amended. Previously filed.
10.18	Amendment to the Second Amended and Restated Investors' Rights Agreement by and between the Registrant and the investors named therein, dated as of December 8, 2004. Previously filed.
10.19	Sponsored Research Agreement, dated as of August 19, 2004, by and between Spinal Muscular Atrophy Foundation and the Registrant. Previously filed.
10.20	Material Testing Agreement, dated as of April 18, 2002, by and between Sosei Co., Ltd. and the Registrant. Previously filed.
10.21	Letter Agreement, dated as of September 17, 2003, by and between Sosei Co., Ltd. and the Registrant. Previously filed.
10.22	First Amended Employment, Confidentiality and Non-Competition Agreement with Alexis Borisy, dated as of July 1, 2004. Previously filed.
10.23	Employment, Confidentiality and Non-Competition Agreement with Robert Forrester, dated as of February 23, 2004. Previously filed.
10.24	Employment, Confidentiality and Non-Competition Agreement with Jan Lessem, dated as of September 1, 2003. Previously filed.
10.25	Reserved.
10.26	Second Amended Employment, Confidentiality and Non-Competition Agreement with Curtis Keith, dated as of July 1, 2005. Previously filed.
10.27	Employment Letter Agreement with R. Eric McAllister, dated as of September 15, 2004. Previously filed.
10.28	Founder's Agreement with Alexis Borisy, dated as of January 26, 2001. Previously filed.
10.29	Founder's Agreement with Curtis Keith, dated as of January 26, 2001. Previously filed.
10.30	Founder's Agreement with Michael Foley, dated as of January 26, 2001. Previously filed.
10.31	Founder's Agreement with Brent Stockwell, dated as of January 26, 2001. Previously filed.
10.32	Form of Indemnification Agreement. Previously filed.
10.33	Agreement, dated as of February 18, 2005, by and between the Registrant and Novartis Pharmaceuticals Corporation. Previously filed.
10.34	License Agreement, dated as of May 4, 2005, by and between HenKan Pharmaceutical Company and the Registrant. Previously filed.

10.35	Research Agreement, dated as of August 9, 2005, by and between the Registrant and CHDI, Inc. Previously filed.
10.36	Subcontract Agreement, effective August 10, 2005, between Science Application International Corporation and the Registrant. Previously filed.
10.37	Research Project Cooperative Agreement, dated April 10, 2005, between the National Institutes of Health and the Registrant. Previously filed.
10.38	Form of Subscription and Shareholders Agreement, among CombinatoRx (Singapore) Pte Ltd, BioMedical Sciences Investment Fund Pte Ltd and the Registrant. Previously filed.
10.39	Form of Terms and Conditions of the Notes, of CombinatoRx (Singapore) Pte Ltd. Previously filed.
10.40	Form of Debenture between CombinatoRx (Singapore) Pte Ltd and BioMedical Sciences Investment Fund Pte Ltd. Previously filed.
10.41	Form of Services Agreement, by and between the Registrant and CombinatoRx (Singapore) Pte Ltd. Previously filed.
10.42	Form of Registration Rights Agreement, by and among the Registrant and BioMedical Sciences Investment Fund Pte Ltd. Previously filed.
10.43	Form of Swap-up Agreement, among CombinatoRx (Singapore) Pte Ltd, BioMedical Sciences Investment Fund Pte Ltd and the Registrant. Previously filed.
10.44	Form of Share Charge, between the Registrant and BioMedical Sciences Investment Fund Pte Ltd. Previously filed.
10.45	Form of Warrant issued to BioMedical Sciences Investment Fund Pte Ltd. on August 19, 2005 to purchase up to 25,000 shares of the Registrant's common stock. Previously filed.
10.46	Research and License Agreement, dated as of October 3, 2005, between Angiotech Pharmaceuticals, Inc. and the Registrant. Filed herewith.*
10.47	Stock Purchase Agreement, dated as of October 3, 2005, by and among the Registrant and Angiotech Pharmaceuticals, Inc. Previously filed.
16.1	Letter from PricewaterhouseCoopers LLP. Previously filed.
21.1	List of subsidiaries. Previously filed.
23.1	Consent of Ernst & Young LLP. Previously filed.
23.2	Consent of Ropes & Gray LLP (included in Exhibit 5.1). Previously filed.
24.1	Power of Attorney (included on signature page of the Registration Statement when initially filed).

*
Confidential treatment has been requested for portions of this exhibit.

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  Item 16. Exhibits and Financial Statement Schedules
SIGNATURES AND POWER OF ATTORNEY
EXHIBIT INDEX